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                            MFS(R) NEW DISCOVERY FUND

  Supplement to the Current Prospectus and Statement of Additional Information

         Effective at the earlier to occur of (i) April 15, 2000 or (ii) the close of business on the day the Fund has sold at least an additional $175 million of shares, shares of the Fund will no longer be available for sale to new shareholders, except for participants making contributions through retirement plans qualified under section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended. Shares of the Fund will continue to be available for sale to current shareholders of the Fund.


                 The date of this Supplement is March 14, 2000.